Supplement dated December 20, 2013

To

SELECTED AMERICAN SHARES

Statutory Prospectus

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as a portfolio manager and Danton Goei will be added as a portfolio manager of Selected American Shares. The section of the statutory prospectus entitled “Portfolio Managers” within the Fund Summary is amended as below.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Christopher Davis	Since December 1994	Chairman, Davis Selected Advisers, L.P.
Danton Goei	Since December 2014	Vice President, Davis Selected Advisers-NY, Inc.

The section of the statutory prospectus entitled “Portfolio Managers-Selected American Shares” within the “Management and Organization” section of the prospectus is amended as below.

Portfolio Managers

Selected American Shares

•	Christopher Davis has served as a Portfolio Manager of Selected American Shares since December 1994 and also manages other equity funds advised by Davis Advisors. Mr. Davis has served as an analyst and portfolio manager for Davis Advisors since 1989.

•	Danton Goei has served as a Portfolio Manager of Selected American Shares since January 2014 and also manages other equity funds advised by Davis Advisors. Mr. Goei started with Davis Advisors as a research analyst since 1998.

Supplement dated December 20, 2013

To

SELECTED AMERICAN SHARES

Statement of Additional Information

dated May 1, 2013

As of January 1, 2014 Kenneth Feinberg will be removed as a portfolio manager and Danton Goei will be added as a portfolio manager of Selected American Shares. The section of the statement of additional information entitled “Portfolio Managers –Selected American Shares” is amended as below.

PORTFOLIO MANAGERS

Selected American Shares

The portfolio managers of Selected American Shares are Christopher Davis and Danton Goei. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

The Following Table Reflects Information as of December 31, 2012

Portfolio Manager	Dollar Range of Fund Shares Owned(1)	Number of RICs(3)	Assets(2) in RICs	Number of OPIV(4)	Assets(2) in OPIV(4)	Number of OA(5)	Assets in OA(5)
Selected American Shares
C. Davis	Over $1 Million	20	$12 Billion	11	$470 Million	74	$2.4 Billion
D. Goei	$50 thousand to $100 thousand	16	3.0 Billion	11	$164 Million	59	$254 Million

(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -$1 million; over $1 million
(2)	“Assets” means total assets managed by the portfolio manager. Some or all of these assets may be co-managed with another portfolio manager who will also be credited with managing the same assets. The sum of assets managed by Davis Advisors’ portfolio managers may exceed the total assets managed by Davis Advisors.
(3)	“RIC” means Registered Investment Company.
(4)	“OPIV” means Other Pooled Investment Vehicles.
(5)	“OA” means Other Accounts. These accounts are primarily private accounts and sponsors of managed money/wrap accounts.

Structure of Compensation

Christopher Davis’ compensation for services provided to the Adviser consists of a base salary. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.

Stephen Chen’s, Danton Goei’s, and Tania Pouschine’s, compensation for services provided to the Adviser consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P. including Units, and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected mutual funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Adviser does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark. The Adviser’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Adviser’s 401(k) plan comparable to that received by other company employees.